UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Puerto Rico Residents

Tax-Free Fund VI, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

We are filing this Amendment No. 1 (this “Amendment No. 1”) to the definitive proxy statement filed under cover of Schedule 14A with the U.S. Securities and Exchange Commission on September 21, 2021 (the “Definitive Proxy Statement”) in connection with the Annual Meeting of Shareholders of Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”) to be held on October 26, 2021 in order to amend and restate in its entirety the Definitive Proxy Statement. We will print and distribute to our shareholders this Amendment No. 1.

* * * * *

Puerto Rico Residents Tax-Free Fund VI, Inc.

209 Muñoz Rivera Avenue

Suite 1112

San Juan, Puerto Rico 00918

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 26, 2021

To the Shareholders of the Puerto Rico Residents Tax-Free Fund VI, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (including any continuations, adjournments or postponements thereof, the “Meeting”) of the Puerto Rico Residents Tax-Free Fund VI, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Investors Tax-Free Fund VI, Inc. and hereinafter referred to as the “Fund”), is scheduled to be held virtually on October 26, 2021, at 10:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Daylight Time) for the following purposes:

1.	To elect two (2) directors of the Fund (PROPOSAL 1);

2.

Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021 (PROPOSAL 2); and

3.	To transact such other business as may properly come before the Meeting or any continuation, adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund and its management are sensitive to the health and travel concerns of the Fund’s shareholders and the evolving recommendations from public health officials regarding the ongoing novel coronavirus pandemic (“COVID-19”). As a result, the Fund has determined that it is in the best interests of the Fund’s shareholders to conduct the Meeting virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so, provided such shareholders register for the Meeting in advance by following the instructions detailed in the attached Proxy Statement. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, September 7, 2021, you may participate by dialing the telephone number (787) 523-9578 and the access code 699 986 917. You can also participate via the Microsoft Teams platform with meeting ID 699 986 917.

Only holders of record of shares of the Fund’s common stock at the close of business on September 7, 2021 are entitled to receive this notice and vote at the Meeting the shares held of record in their name on such date.

On September 23, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate two (2) director candidates and submit a proposal at the Meeting. Ocean Capital has filed certain proxy materials with the Securities and Exchange Commission, and we expect them to continue filing materials and to potentially mail you materials such as a proxy statement and BLUE proxy card. In the event you receive any materials from Ocean Capital or any of its affiliates, the Fund urges you to discard any such materials. The Fund also encourages you NOT to sign or return any BLUE proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s director nominees or shareholder proposal. If you vote—or have already voted—using a BLUE proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of its affiliates or any other statements that it or they may otherwise make.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this 6th day of October, 2021.

By Order of the Board of Directors:

/s/ Luis A. Avilés
Luis A. Avilés
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your WHITE proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the WHITE proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the WHITE proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane Doe

Custodial of Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

Puerto Rico Residents Tax-Free Fund VI, Inc.

209 Muñoz Rivera Avenue

Suite 1112

San Juan, Puerto Rico 00918

WHITE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Messrs. Enrique Vila del Corral, Leslie Highley, Jr., and Javier Rubio, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of the Puerto Rico Residents Tax-Free Fund VI, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Investors Tax-Free Fund VI, Inc. and hereinafter referred to as the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held virtually on October 26, 2021 at 10:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Daylight Time) or at any continuation, adjournment or postponement thereof (the “Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion, upon any other business that may properly come before the Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following two (2) nominees as members of the Fund’s Board of Directors:

Name	Expiration of Term	Class
Carlos Nido	2024	I
Luis M. Pellot	2024	I

2.

Shareholder proposal submitted by Ocean Capital LLC—To repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021.

3.	To transact such other business as may properly come before the Meeting or any continuation, adjournment or postponement thereof.

1. To elect the nominees listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominees:

NOTE: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

2. Shareholder proposal submitted by Ocean Capital LLC—To repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to this proposal, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal, but broker non-votes will have no effect on the vote for this proposal.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED, AGAINST PROPOSAL #2 SPECIFIED HEREIN, AND FOR ANY OTHER PROPOSAL SPECIFIED HEREIN.

Both of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the Meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on October 26, 2021, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Meeting.

WITNESS the signature of the undersigned this      day of             , 2021.

(Name of Shareholder)

(Signature)

(Title, if applicable)

Puerto Rico Residents Tax-Free Fund VI, Inc.

209 Muñoz Rivera Avenue

Suite 1112

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 26, 2021, AT 10:00 A.M. Atlantic Standard Time

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Puerto Rico Residents Tax-Free Fund VI, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Investors Tax-Free Fund VI, Inc. and hereinafter referred to as the “Fund”), for use at the Annual Meeting of Shareholders scheduled to be held virtually on October 26, 2021 at 10:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Daylight Time), or at any continuation, adjournment or postponement thereof (the “Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended June 30, 2021, has been mailed to all holders (the “Shareholders”) of shares of the Fund’s common stock (the “Shares”). Any Shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. The Proxy Statement was first mailed to the Shareholders on or about September 21, 2021, and the Proxy Statement as amended and restated in its entirety by this Amendment No. 1 (the “Proxy Statement”) is first being mailed to the Shareholders on or about October 6, 2021.

If the accompanying WHITE proxy is executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the WHITE proxy will be voted (i) FOR ALL of the nominees named in the proxy to be elected as members of the Board of Directors and (ii) AGAINST the shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”) to repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the Meeting and voting their Shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Meeting.

The presence at the Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding Shares will constitute a quorum. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the Meeting may decide to adjourn the Meeting to permit further solicitation of proxies. Additionally, the presiding officer of the Meeting may decide to adjourn the Meeting whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

On September 23, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate two (2) director candidates and submit a proposal at the Meeting. Ocean Capital has filed certain proxy materials with the Securities and Exchange Commission (the “SEC”), and we expect them to continue filing materials, and to potentially mail you materials, such as a proxy statement and BLUE proxy card. In the event you receive any materials from Ocean Capital or any of its affiliates, the Fund urges you to discard any such materials. The Fund also encourages you NOT to sign or return any BLUE proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s director nominees or shareholder proposal. If you vote—or have already voted—using a BLUE proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of its affiliates or any other statements that it or they may otherwise make.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q.	Why did you send me these proxy materials?

A.

This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the Meeting and provides related information, and a WHITE Proxy. You are receiving these proxy materials because you own Shares, directly or through a broker-dealer, bank, or other intermediary. For more information on the participants in the Board of Directors’ solicitation, please see “Participants in the Solicitation” beginning on page 21 of this Proxy Statement.

Q:	Who is entitled to vote at the Meeting?

A.

Each Shareholder is entitled to one vote for each full Share held and a corresponding fraction of a vote for each fractional Share held by the Shareholder at the close of business on September 7, 2021.

Q.	Who is asking for my vote?

A.	The Board of Directors of the Fund is asking you to vote at the Meeting:

•	To elect Carlos Nido and Luis M. Pellot as Directors of the Fund; and

•

To vote AGAINST the shareholder proposal submitted by Ocean Capital to repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021.

Q.	What am I being asked to consider in connection with the Meeting?

A.	You are being asked to consider and vote:

•	To elect two (2) directors of the Fund (PROPOSAL 1);

•

Shareholder proposal submitted by Ocean Capital—To repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021 (PROPOSAL 2); and

•	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Q.	How does the Board of Directors recommend that the Fund’s shareholders vote on each of the proposals?

A.	After careful consideration, the Board of Directors, including all the Independent Directors (as defined below), recommends that the Shareholders vote:

•	“FOR ALL” on the proposal to elect Carlos Nido and Luis M. Pellot as Directors of the Fund; and

•

“AGAINST” the shareholder proposal submitted by Ocean Capital to repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021.

Q.	Who is Ocean Capital and how are they involved in the Meeting?

A.

On September 23, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate two (2) director candidates and submit a proposal at the Meeting. You may receive proxy solicitation materials from Ocean Capital. The

Fund is not responsible for the accuracy of any information contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Ocean Capital or any of its affiliates or any other statements that it or they may otherwise make.

Q.	What should I do if I receive any proxy materials or proxy cards from Ocean Capital?

A.

Ocean Capital has filed certain proxy materials with the SEC, and we expect them to continue filing materials, and to potentially mail you materials, such as a proxy statement and BLUE proxy card. In the event you receive any materials from Ocean Capital or any of its affiliates, the Fund urges you to discard any such materials. The Fund also encourages you NOT to sign or return any BLUE proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s director nominees or shareholder proposal. We strongly recommend that you only vote using the WHITE proxy cards sent to you by the Fund.

If you vote—or have already voted—using a BLUE proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of its affiliates or any other statements that it or they may otherwise make.

Q.	What is the required shareholder vote for approval of each of the proposals?

A.

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the Meeting. In other words, if more than two (2) persons are lawfully nominated for election at the Meeting, only the two (2) nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two (2) nominees of the Board of Directors, then each such nominee will be elected by a plurality of votes cast at the Meeting.

The shareholder proposal submitted by Ocean Capital to repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to

September 23, 2021 requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting.

Q.	How do I vote if I am a shareholder of record?

A.	You have three options to vote your Shares in the Fund:

•	By Internet:

1.

Find the 16-digit control number on the accompanying WHITE proxy card sent to you in the mail. If you cannot find your WHITE proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.

If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below. At the Meeting:

•	By Mail:

1.	Sign and date the accompanying WHITE proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the WHITE proxy card, you may discard any future mailings you receive.

•	At the Virtual Meeting:

1.

Sending a registration request, along with your name and email address, to PRResidentsFunds@okapipartners.com. Requests for registration must be received no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on October 25, 2021.

2.	Dialing the telephone number (787) 523-9578 and the access code 699 986 917. You can also participate via the Microsoft Teams platform with meeting ID 699 986 917.

Q.	How do I vote if I am a beneficial shareholder with my Shares held in street name?

A.

If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your Shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your Shares by ballot at the Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q.	What is a proxy?

A.

A proxy is your legal designation of another person to vote the Shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Messrs. Enrique Vila del Corral, Leslie Highley, Jr., and Javier Rubio, have been designated as the Fund’s proxy holders by the Fund’s Board of Directors for the Meeting. When proxies are properly dated, executed and returned, the Shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the Shareholder.

Q.	Can I change my vote or revoke my proxy?

A.

Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the Meeting and voting your Shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q.	What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.

Your Shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the Shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each WHITE proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Q.	How will my Shares be voted if I return the accompanying WHITE proxy card?

A.

The Shares represented by the accompanying form of WHITE proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the Meeting. Where a choice has been specified on the WHITE proxy card accompanying this Proxy Statement with respect to the proposal, the Shares represented by such WHITE proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the Meeting nor are they aware that any Shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying WHITE proxy card that has been validly executed without indicating how your Shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted for the election of the Director Nominees, against Ocean Capital’s shareholder proposal, and for any other proposals specified in the accompanying WHITE proxy card.

Q.	Will my Shares be voted if I do nothing?

A.

Pursuant to New York Stock Exchange rules applicable to brokers, if a broker provides you with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. This is referred to as a “broker non-vote.” In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the Meeting, we urge you to vote TODAY by following the instructions on the accompanying WHITE proxy card to vote by Internet or telephone, or by signing, dating and returning the WHITE proxy card, whether or not you plan to attend the Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying WHITE proxy card, to vote your shares in line with the Board of Directors’ recommendations on the WHITE proxy card.

Q.	What is a quorum?

A.

A quorum is the minimum number of shares required to be present at the Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the Meeting. The presence at the Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding Shares will constitute a quorum. Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. Broker non-votes, if any, will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees.

Q.	How will the Meeting be conducted?

A.

Due to the difficulties arising from the novel coronavirus pandemic (“COVID-19”), the Meeting will be conducted virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, September 7, 2021 and wish to participate in the Meeting by means of remote communication you can do so. To attend the Meeting, you must register in advance by submitting a request for registration that is received no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on October 25, 2021. If you are a beneficial owner of shares (i.e., your shares are held through an intermediary, such as a bank or broker), you must send a registration request, along with your name, email address and proof of your proxy power (legal proxy) reflecting your shares, to PRResidentsFunds@okapipartners.com. If you are a record holder, you must send a registration request, along with your name and email address, to PRResidentsFunds@okapipartners.com. If you were a holder of shares of common stock of the Fund as of the close of business on the record date, September 7, 2021 and have registered in advance, you may participate by dialing the telephone number (787) 523-9578 and the access code 699 986 917. You can also participate via the Microsoft Teams platform with meeting ID 699 986 917.

Q.	If I can’t attend the Meeting, can I vote later?

A.

You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the Meeting. Whether or not shareholders plan to attend the Meeting, we urge shareholders to vote and submit their WHITE proxy in advance of the Meeting by one of the methods described in the proxy materials. Any votes submitted after the closing of the polls at the Meeting will not be counted.

Q.	Who can help answer any other questions I may have?

A.

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

BACKGROUND OF THE SOLICITATION

On September 21, 2021 the Fund filed a definitive proxy statement with respect to the Meeting.

On September 23, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate two (2) director candidates and submit a proposal at the Meeting.

On September 30, 2021, Ocean Capital filed a preliminary proxy statement with respect to the Meeting, and submitted a demand to inspect certain books and records of the Fund.

On October 6, 2021, the Fund filed this Amendment No. 1 to its definitive proxy statement with respect to the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on September 7, 2021 has been fixed as the record date (the “Record Date”) for the determination of the Shareholders entitled to notice of and to vote at the Meeting and all continuations, adjournments and postponements thereof.

Each Shareholder is entitled to one vote for each full Share held and a corresponding fraction of a vote for each fractional Share held by the Shareholder on the Record Date. On the Record Date, there were 19,254,556 Shares outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 22 of this Proxy Statement for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s Shares. To the knowledge of the Fund’s management, no person owns of record or beneficially 5% or more of the shares of the Fund as of September 7, 2021, except for the following:

1.      6,858,647 Shares were held of record by UBS Financial Services Incorporated of Puerto Rico  (now UBS Financial Services Inc.), representing approximately 700 brokerage accounts.

2.       7,095,028 Shares were held of record by National Financial Services Inc., as clearing agent for Popular Securities LLC, representing approximately 684 brokerage accounts.

3.     1,401,591 Shares were held of record by Merrill Lynch, Fenner & Smith, Inc., representing approximately 104 brokerage accounts.

4.       3,655,324 Shares were held of record by Pershing, LLC representing approximately 294 brokerage accounts.

5.      1,179,217 Shares were beneficially owned by Ocean Capital LLC, according to the Schedule 13D filed with the SEC on October 6, 2021 by Ocean Capital.

PROPOSAL 1: TO ELECT TWO (2) DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until his or her successor shall have been elected and shall have qualified, or until his or her death, or until he or she shall have resigned, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have been removed. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in the WHITE proxy card accompanying this Proxy Statement to vote such proxy “FOR ALL” of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Mr. Nido and Mr. Pellot served as a member of the Board of Directors during the fiscal year ended June 30, 2021. Currently, none of the Directors are “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Carlos Nido	2024	I
Luis M. Pellot	2024	I

Certain biographical and other information related to the Director Nominees is set forth below, including their ages, their principal occupations for the last five (5) years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Carlos J. Nido (56)	Director	Director since 2009

President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks; General Manager of Editorial Primera Hora from 1997 until 1999; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds. Mr. Nido’s term expires in 2021. He is 56 years old.

				25 funds consisting of 36 portfolios	None
Luis M. Pellot (72)	Director	Director since 2011

President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002. Member of PR Bar Association; PR Manufacturers Association; PR Chamber of Commerce; PR General Contractors Association; PR Hotel & Tourism Association and Hispanic National Bar Association. President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. Mr. Pellot’s term expires in 2021.

				25 funds consisting of 36 portfolios	None

*    The address of each Director Nominee is 209 Avenida Muñoz Rivera, Suite 1112, San Juan, PR 00918.

**   Each Director holds his or her office from the time of their election and qualification until his or her successor shall have been elected and shall have qualified, or until his or her death, or until he or she shall have resigned, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have been removed.

***   The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V Puerto Rico Residents, Inc.; Tax-Free

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund Inc. II; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico (“UBS Trust PR”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC (“Popular Asset Management”). Messrs. Nido and Pellot serve on the Board of Directors of each of the Affiliated Funds.

Certain biographical and other information relating to the Directors whose terms of office did not expire in 2021, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five (5) years, the length of time served as a member of the Board of Directors or officer of the Fund, the total number of Affiliated Funds overseen, and public directorships held. For additional biographical information concerning the Directors whose terms of office did not expire in 2021, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Directors
Enrique Vila del Corral (75)	Chairman of the Board	Class II; Current term expires 2022 Director since inception

Private investor since July 2001. Managing partner of various special partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic. Mr. Vila del Corral’s term expires in 2022.

				10 funds	None
Gabriel Pagán Pedrero (67)	Director	Class II; Current term expires 2023 Director since inception

President of West Indian Products Corporation; Vice President of Commercial Adolfo S. Pagán, Inc.; member of the Board of Directors of Construction Material Merchants’ Association and Director of Museum of Contemporary Art (MAC). Mr. Pagán’s term expires in 2023.

				7 funds	None
Clotilde Pérez (69)	Director	Class III; Current term expires 2023 Director since 2013

Vice President Corporate Development Officer of V. Suárez & Co., Inc. since 1999; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of Board of Directors of Grupo Guayacan, Inc.,

				25 funds consisting of 36 portfolios	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Directors

EnterPrize, Inc., and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus from 1987-1992.

Jorge I. Vallejo (66)	Director	Class III; Current term expires 2023 Director since 2010

Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development. Mr. Vallejo’s term expires in 2023.

				10 funds	None
Officers
Leslie Highley, Jr. (74)	Co-President	Co-President since 2021

Managing Director of UBS Trust Company of Puerto Rico; Senior Vice-President of UBS Financial Services Incorporated of Puerto Rico; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.

				Not applicable	None
Javier Rubio (60)	Co-President	Co-President since 2021

Manager of Banco Popular’s Fiduciary Services Division since 2007, shares responsibility for the day to day management of the Fund’s investment portfolio. Mr. Rubio spend four years with Central Hispano International Inc., an international banking entity in Puerto Rico, where he was Executive Vice President. Prior to that, Mr. Rubio spent four years with the Investment Division of Banco Popular, where he was Second Vice President and Investment Portfolio Manager.

				Not applicable	None
José González Pagán (43)	Treasurer	Treasurer since 2014

Vice President of Banco Popular de Puerto Rico, has been in charge of Banco Popular’s Mutual Funds’ Administration since 2014 and Popular Fiduciary Services Operations since 2019. Prior to joining Banco Popular, Mr. González was President, Treasurer, and Fund Administration & Operations Manager for the First Puerto Rico Family of Funds in Santander Asset Management from 2009-

				Not applicable	None
2014 and Vice President, Operations Manager and Trust Officer of Banco Santander from 2004-2008.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Directors
Luis A. Avilés (57)	Secretary	Secretary since 2019

Practicing attorney in Puerto Rico since 1993 and Fund counsel between 2000 and 2021. Mr. Avilés has been a Full Professor at the School of Law of the University of Puerto Rico since 2008. Mr. Avilés has served as President of the Board of Governors of the Puerto Rico Power Authority and as Vice Chairman of the Board of Directors at the Government Development Bank of Puerto Rico.

				Not applicable	None
José Chang (58)	Chief Compliance Officer	Since 2007

Mr. Chang has been Banco Popular’s Chief Compliance Officer for the Popular Family of Funds and Puerto Rico Residents Tax-Free Funds and a Manager and Vice President of Popular’s Corporate Compliance Division since 2007. Mr. Chang is currently the Manager and Vice President of Popular’s Corporate Financial Compliance and has been with Banco Popular since 2001.

				N/A	None

*    The address of the Directors and Officers is 209 Muñoz Rivera Avenue, Suite 1112, San Juan, Puerto Rico 00918, except for Mr. Highley whose address is UBS Trust Company, 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico, 00918.

**   Each Director holds his or her office from the time of their election and qualification until his or her successor shall have been elected and shall have qualified, or until his or her death, or until he or she shall have resigned, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***   Affiliated Funds include the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

As of the Record Date, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding Shares. The Fund’s By-Laws define beneficial ownership to comprise all Shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all Shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

The Independent Directors have designated Mr. Vila del Corral as Chairman of the Board of Directors. In that capacity, Mr. Vila del Corral generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended June 30, 2021, the Fund’s Board of Directors met nine (9) times. During that period, each of the Independent Directors then in office attended one hundred percent (100%) of the meetings of the Board of Directors. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended June 30, 2021 amounted to $54,000. The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and one (1) of the Directors—Enrique Vila del Corral—attended the 2020 Annual Meeting of Shareholders.

Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting, and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter and Qualified Legal Compliance Committee Charter, which is included with this Proxy Statement as Appendix A. The Audit Committee is comprised solely by Independent Directors, consisting of Messrs. Vila del Corral, Pagán, and Mme. Pérez. The Audit Committee is advised by independent legal counsel in connection with its duties. Since 2013, Mr. Vila del Corral has served as chairperson and financial expert of the Audit Committee.

The Audit Committee met four (4) times during the fiscal year ended June 30, 2021. Each of the Independent Directors who were members of the Audit Committee during the fiscal year ended June 30, 2021, attended one hundred percent (100%) of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended June 30, 2021, amounted to $11,000.

Change in Independent Auditors.

On March 5, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended June 30, 2020 and June 30, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended June 30, 2020 and June 30, 2019 and the subsequent interim period through March 5, 2021 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about July 20, 2021, the Fund engaged Ernst & Young LLP (“EY”) as its independent registered public accounting firm for the Fund’s fiscal year ended June 30, 2021. The decision to select EY was recommended by the Fund’s Audit Committee and was approved by the Fund’s Board of Directors on May 13, 2021.

During the two years ended June 30, 2020 and June 30, 2019 and during the subsequent interim period through July 20, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years ended June 30, 2020 and June 30, 2019.

(a)        Audit Fees – The aggregate fees billed for professional services rendered by PwC for the audit of the Fund’s annual financial statements and for services that are normally provided by PwC in connection with statutory and regulatory filings for the fiscal years ended June 30, 2020 and June 30, 2021 were $4,160.46 and $52,870.14, respectively.

For the fiscal year ended June 30, 2021, the aggregate fees billed for professional services rendered by EY for the audit of the Fund’s annual financial statements and for services that are normally provided by EY in connection with statutory and regulatory filings were $59,985.

(b)        Audit Related Fees – During the fiscal years ended June 30, 2020 and June 30, 2021, the Fund was not billed by PwC for assurance and related services that relate directly to the operations and financial reporting of the Fund, the Fund’s co-investment advisers or any other entity controlling, controlled by, or under common control with the Fund’s co-investment advisers that provides ongoing services to the Fund.

During the period May 11, 2021 through June 30, 2021, the Fund has not received any fees billed from EY for assurance and related services that relate directly to the operations and financial reporting of the Fund, the Fund’s co-investment advisers or any other entity controlling, controlled by, or under common control with the Fund’s co-investment advisers that provides ongoing services to the Fund.

(c)        Tax Fees – The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended June 30, 2020 and June 30, 2021 were $15,602.57 and $7,871.42, respectively. These represent fees for services rendered to the Fund for review of tax returns for the fiscal year end June 30, 2019 and June 30, 2020 and the period July 1, 2020 through May 10, 2021.

During the period from July 1, 2020 through May 10, 2021, no fees for tax compliance, tax advice, or tax planning services that relate directly to the operations and financial reporting of the Fund were billed by PwC to the Fund’s co-investment advisers or any other entity controlling, controlled by, or under common control with the Fund’s co-investment advisers that provides ongoing services to the Fund.

The Fund has not received any fees billed for professional services rendered by EY for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the Fund’s fiscal year ended June 30, 2021 and for the period from May 11, 2021 through June 30, 2021.

During the period May 11, 2021 through June 30, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Fund were billed by EY to the Fund’s co-investment advisers or any other entity controlling, controlled by, or under common control with the Fund’s co-investment advisers that provides ongoing services to the Fund.

(d)        All Other Fees - Prior to May 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and its affiliates

(“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. The Fund was billed by PwC for services related to these Procedures performed on a quarterly basis. For the fiscal year ended June 30, 2020 and June 30, 2021 the fees were $12,427.99 and $9,321.01, respectively. The Fund was not billed for any other products or services provided by PwC for the fiscal years ended June 30, 2020 and June 30, 2021, other than the services reported in paragraphs (a) through (c) above.

During the fiscal year ended June 30, 2020 and the period July 1, 2020 through May 10, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the Fund, other than the services reported in paragraphs (a) through (d) above, were billed by PwC to the Fund’s co-investment advisers or any other entity controlling, controlled by, or under common control with the Fund’s co-investment advisers that provides ongoing services to the Fund.

During the period May 11, 2021 through June 30, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the Fund, other than the services reported in paragraphs (a) through (c) above, were billed by PwC to the Fund’s co-investment advisers or any other entity controlling, controlled by, or under common control with the Fund’s co-investment advisers that provides ongoing services to the Fund.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act.

All the audit and tax services described above for which PwC billed the Fund fees for the fiscal years ended June 30, 2020 and June 30, 2021 were pre-approved by the Audit Committee. For the fiscal years ended June 30, 2020 and June 30, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

All the audit and tax services described above for which EY billed the Fund fees for the period May 11, 2021 through June 30, 2021 were pre-approved by the Audit Committee. For the period May 11, 2021 through June 30, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All the audit and tax services described above for which PwC billed the Fund fees for the fiscal years ended June 30, 2021 and June 30, 2020 were pre-approved by the Audit Committee. For the fiscal years ended June 30, 2021 and June 30, 2020, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

EY and PwC did not bill any non-audit fees for services rendered to the Fund’s co-investment advisers, or any entity controlling, controlled by, or under the common control with the co-investment advisers that provides ongoing services to the Fund, for the fiscal years ended June 30, 2021 and June 30, 2020.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended June 30, 2021, with management of the Fund and with EY. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from EY, independent auditors for the Fund. The Audit Committee has discussed with EY its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. EY meets the independence requirements under AICPA standards but is not independent from the Fund considering the independence rules of the SEC. Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and EY, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with EY and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or EY if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended June 30, 2021, as of the date of this Proxy Statement.

Enrique Vila del Corral, Chairperson of the Audit Committee

Clotilde Pérez, Member of the Audit Committee

Gabriel Pagán, Member of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has two members, Messrs. Vila del Corral and Nido, who are Independent Directors. The Dividend Committee met twelve (12) times during the fiscal year ended June 30, 2021.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating and Governance Committee

The Fund has a Nominating and Governance Committee comprised of two Independent Directors, who are Messrs. Pagán and Pellot. The principal responsibilities of the Nominating and Governance Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating and Governance Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating and Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating and Governance Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written Charter for the Nominating and Governance Committee, which is included with this Proxy Statement as Appendix B. The Nominating and Governance Committee was formed on May 19, 2021. The Nominating and Governance Committee did not meet during the fiscal year ended June 30, 2021.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating and Governance Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment advisers or managers of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Enrique Vila del Corral. Mr. Vila del Corral has been a private investor since July 2001. Mr. Vila del Corral has been managing partner of various special partnerships involved in real estate development. He is the former Managing Partner, from 1997-2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.

Gabriel Pagán Pedrero. Mr. Pagán is President of West Indian Products Corporation and Vice President of Commercial Adolfo S. Pagan, Inc. Mr. Pagán is a member of the Board of Directors of Construction Material Merchants’ Association and Director of the Museum of Contemporary Art (MAC).

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Jorge I. Vallejo. Mr. Vallejo has been Managing Partner of Vallejo & Vallejo since 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Clotilde Pérez. Ms. Perez has been the Vice President Corporate Development Officer of V. Suárez & Co., Inc. since 1999; former Member of the Board of Trustees of the University of the Sacred Heart since from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc., and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Rio Piedras Campus from 1987-1992.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s co-investment advisers and the administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the investment advisers or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s co-investment advisers, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the investment advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement(s), the Board meets with the investment advisers to review the services provided. Among other things, the Board regularly considers the investment advisers’ adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the investment advisers, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of a committee thereof. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors that have aggregate compensation from the Fund, unless otherwise noted, for the fiscal year ended June 30, 2021 in excess of $60,000:

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Enrique Vila del Corral	$12,729	None	None	$75,400
Carlos Nido	$11,085	None	None	$105,596
Clotilde Pérez	$12,729	None	None	$112,396
Luis M. Pellot	$11,251	None	None	$152,031
Gabriel Pagán	$12,729	None	None	$44,150
Jorge I. Vallejo	$11,251	None	None	$66,700
(1) Amount for the fiscal year ended June 30, 2021.

(2)   Amount for the calendar year ended December 31, 2020 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. Affiliated Funds include the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

None of the Directors, Director Nominees, or executive officers are involved in a pending legal proceeding relating to the Fund.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of June 30, 2021:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Enrique Vila del Corral	0	0
Carlos Nido	0	$10,001-$50,000
Clotilde Pérez	0	0
Luis M. Pellot	0	0
Gabriel Pagán	0	0
Jorge I. Vallejo	0	0
(1) Affiliated Funds include the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

Please also see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 22 of this Proxy Statement for the number of Shares beneficially owned by the Directors and named executive officers of the Fund.

As of September 7, 2021, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the Investment Advisers, principal or indirectly controlling, controlled by, or under common control with such entities.

Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the Meeting. In other words, if more than two (2) persons are lawfully nominated for election at the Meeting, only the two (2) nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two (2) nominees of the Board of Directors, then each such nominee will be elected by a plurality of votes cast at the Meeting. As a result, any Shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as defined below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE WHITE PROXY CARD FOR THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

PROPOSAL 2: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Overview

On September 23, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate two (2) director candidates and submit the following proposal at the Meeting. The following proposal is included in this Proxy Statement exactly as submitted to the Fund by Ocean Capital. The Fund is not responsible for the contents of the following proposal.

Board Recommendation

The Board believes that the following proposal is not in the best interests of the Fund and the Shareholders. As of the date of this Proxy Statement, the Board has not adopted any amendments to the Fund’s By-Laws subsequent to September 23, 2021. The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. Unless the proxy is marked FOR or ABSTAIN, it is the intention of the persons named in the proxy accompanying this Proxy Statement to vote the WHITE proxy card AGAINST this Proposal 2.

Proposal 2: To repeal any provision of, or amendment, to the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021

[Ocean Capital LLC] intends to submit, for a stockholder vote at the Annual Meeting, the following Proposal:

RESOLVED, that any provision of, or amendment to, the Amended and Restated By-Laws of Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. adopted by the Board without the approval of the Fund’s stockholders subsequent to September 23, 2021 be and are hereby repealed.

Required Vote

The repeal of any provision of, or amendment to, the Amended and Restated By-Laws requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE ON THE WHITE PROXY CARD “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO REPEAL ANY PROVISION OF, OR AMENDMENT TO, THE AMENDED AND RESTATED BY-LAWS OF THE FUND ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF THE FUND’S SHAREHOLDERS SUBSEQUENT TO SEPTEMBER 23, 2021.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, each of the Directors, Director Nominees and certain of the Officers and other employees of the Fund are “participants” in this proxy solicitation on behalf of the Board of Directors. For more information about the Directors, Director Nominees and Officers, please see “Proposal 1: To Elect Two (2) Directors of the Fund’s Board of Directors” beginning on page 8 of this Proxy Statement. Additional information relating to our Directors, Director Nominees and certain of the Officers and employees of the Fund who are considered “participants” in this solicitation under the rules of the SEC by reason of their position as Directors and Director Nominees of the Fund or because they may be soliciting proxies on the Board’s behalf is attached to this Proxy Statement as Appendix C. Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Shares as of September 7, 2021 for:

•	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s Shares;

•	each of the Fund’s named executive officers;

•	each of the Fund’s directors; and

•	all of the Fund’s current executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s Shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 19,254,556 shares of the Fund’s Shares outstanding as of September 7, 2021. In computing the number of Shares beneficially owned by a person and the percentage ownership of such person, the Fund deemed to be outstanding all Shares subject to options held by the person that are currently exercisable or exercisable within 60 days of September 7, 2021 and issuable upon the vesting of RSUs held by the person within 60 days of September 7, 2021. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is 209 Muñoz Rivera, Suite 1112, San Juan, PR 00918. The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner:	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
UBS Financial Services Incorporated of Puerto Rico (now UBS Financial Services Inc.), representing approximately 700 brokerage accounts	6,858,647	35.62%
National Financial Services Inc., as clearing agent for Popular Securities, LLC, representing approximately 684 brokerage accounts	7,095,028	36.85%
Pershing, LLC, representing approximately 294 brokerage accounts	3,655,324	18.98%
Merrill Lynch, Fenner & Smith, Inc., representing approximately 104 brokerage accounts	1,401,591	7.28%
Ocean Capital LLC(1)	1,179,217	6.12%
Officers and Directors:
Leslie Highley, Jr.(2)	15,495	*
Javier Rubio	0	*
José González Pagán	0	*
José Chang	0	*
Luis A. Avilés	0	*
Enrique Vila del Corral	0	*
Luis M. Pellot	0	*
Carlos Nido	0	*

Name of Beneficial Owner:	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Gabriel Pagan	0	*
Jorge I. Vallejo	0	*
Clotilde Pérez	0	*
All Officers and Directors as a Group (11 persons)	15,495	*

*Represents beneficial ownership of less than one percent (1%).

(1)  According to a Schedule 13D filed with the SEC on October 6, 2021, Ocean Capital has shared voting and dispositive power with respect to the 1,144,408 Shares held by Ocean Capital; and William Heath Hawk has sole voting and dispositive power with respect to 2,627 Shares held by him and shared voting and dispositive power with respect to 1,176,590 Shares, including the 1,144,408 shares held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital and 32,182 shares held in a joint account of Mr. Hawk and his spouse. The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

(2)The principal address of Mr. Highley is UBS Trust Company, 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico, 00918.

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since July 1, 2020, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION

Withhold Votes, Broker Non-Votes and Abstentions

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote (a “withhold vote”) or (ii) that are marked with an abstention (“abstentions”), if applicable, will be considered to be present at the Meeting for purposes of determining a quorum. To the extent a broker provides you with competing proxy materials from Ocean Capital (in addition to the Fund’s proxy materials), proxies on which a broker has declined to vote (a “broker non-vote”), that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power, will not be considered to be present at the Meeting for purposes of determining a quorum. Broker non-votes, if any, will not be counted as votes cast and will have no effect on the outcome of the proposals.

Unless instructions to the contrary are marked thereon, the accompanying WHITE proxy card will be voted FOR ALL of the Director Nominees to be elected and AGAINST Ocean Capital’s shareholder proposal.

The election of Directors (PROPOSAL 1) requires that the nominee be elected by a plurality of votes cast at the Meeting. In other words, if more than two (2) persons are lawfully nominated for election at the meeting, only the two (2) nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two (2) nominees of the Board of Directors, then each such nominee will be elected by a plurality of votes cast at the Meeting. As a result, any Shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

The repeal of any provision of, or amendment to, the Amended and Restated By-Laws (PROPOSAL 2) requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Investment Adviser, Administrator, and Principal Underwriter

Popular Asset Management serves as the Fund’s co-investment adviser. Popular Asset Management is located at 209 Munoz Rivera Avenue, Popular Center North Building, 4th Floor, San Juan, Puerto Rico 00918.

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s co-investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

Banco Popular de Puerto Rico, Trust Division serves as the Fund’s administrator. Banco Popular de Puerto Rico is located at 209 Munoz Rivera Avenue, Popular Center North Building, 4th Floor, San Juan, Puerto Rico 00918.

Popular Securities, LLC and UBS Financial Services Puerto Rico serve as the Fund’s principal underwriters. Popular Securities is located at 209 Muñoz Rivera Avenue, Suite 1200, San Juan, Puerto Rico 00918. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

Other Matters to Come Before the Meeting

The Directors do not intend to present any other business at the Meeting nor are they aware that any Shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 209 Muñoz Rivera Avenue, Suite 1112, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2022 annual meeting of shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than May 24, 2022. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of Shareholders, proposals by Shareholders other than pursuant to Rule 14a-8 under the Exchange Act and persons nominated for election as Directors by Shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any Shareholder or the name of any person to be nominated by the Shareholder for election as a Director of the Fund at any meeting of Shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 209 Muñoz Rivera Avenue, Suite 1112, San Juan, Puerto Rico 00918. not less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the Meeting, notice of any proposal to be presented by any Shareholder or the name of any person to be nominated by the Shareholder for election as a Director of the Fund at the Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than October 1, 2021. Any Shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such Shareholder favors the proposal and setting forth such Shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such Shareholder, and any material interest of such Shareholder in the proposal (other than as a Shareholder). Any Shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such Shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such Shareholder. The person presiding at the Meeting, in addition to making any other determinations that may be appropriate to the conduct of the Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of Banco Popular de Puerto Rico, Trust Division, in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has retained Okapi Partners LLC (“Okapi Partners”) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The total cost of proxy solicitation services by Okapi Partners, including legal and printing fees, is estimated at up to $275,000, plus out-of-pocket expenses. Okapi Partners expects that approximately 24 of its employees will assist in the solicitation. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Shares. The Fund’s aggregate expenses, including those of Okapi Partners, the Fund’s outside legal counsel and other outside advisors, related to the Fund’s solicitation of proxies in excess of expenses normally spent for an annual meeting of shareholders in which there is not a proxy contest and the salaries and wages of the officers and representatives of the Fund related to the Fund’s solicitation of proxies, are expected to be approximately $500,000, of which approximately $100,000 has been incurred as of the date of this Proxy Statement.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 209 Muñoz Rivera Avenue, Suite 1112, San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

Puerto Rico Residents Tax-Free Fund VI, Inc.

209 Muñoz Rivera Avenue

Suite 1112

San Juan, Puerto Rico 00918

Telephone: (787) 764-1788

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rico law in connection with this proxy solicitation.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

In San Juan, Puerto Rico, this 6th day of October, 2021.

By Order of the Board of Directors:

/s/ Luis A. Avilés
Luis A. Avilés
Secretary

APPENDIX A: AUDIT COMMITTEE CHARTER AND QUALIFIED LEGAL COMPLIANCE

COMMITTEE CHARTER

ORGANIZATION

There shall be an audit committee (the “Committee”) of the Board of Directors (the “Board”). The Committee shall be composed of a majority of Directors who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a Committee member. The Committee will also serve as the Fund’s “Qualified Legal Compliance Committee.”

The Board, by resolution adopted by a majority of the Directors, may:

1.	Fill any vacancy on the Committee;

2.

Appoint one or more Directors of the Fund to serve as alternate members of the Committee, to act in the absence or disability of members of the Committee with all the powers of such absent or disabled members;

3.	Abolish the Committee at their pleasure; and

4.	Remove any Directors from membership on the Committee at any time, with or without cause.

PURPOSE

The purposes of the Committee are:

1.

to oversee the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the relevant internal controls of the Fund’s service providers, as the Committee deems appropriate;

2.	to oversee the independent audit of the Fund’s financial statements, including the integrity, quality and objectivity thereof;

3.	to oversee the performance of the Fund’s independent registered public accountants (the “Auditor”);

4.	to act as a liaison between the Fund’s Auditor and the Board; and

5.	to oversee compliance with the Code of Ethics for Principal Executive and Senior Financial Officers.

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Auditor is responsible for planning and carrying out audits and reviews in accordance with professional standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which they receive information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to such Fund’s Board), and (iii) statements made by the officers and employees of the Fund, the investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the Auditor to the Fund. In addition, the evaluation of the Fund’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the Auditor, nor does the Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the Auditor’s for auditing, the financial statements.

MEETINGS

The Committee shall meet at least twice each year and more often if necessary. The Committee will meet, as it deems necessary, separately with management, the Auditor and/or members of the Fund’s accounting agent. The Committee shall cause minutes of its meetings to be prepared and submit such minutes to the full Board.

DUTIES OF COMMITTEE

The Committee’s responsibilities include the following:

Auditor Oversight

The Committee shall have the following specific duties and responsibilities, which listing is not intended to limit the authority of the Committee in achieving its purposes:

1.

The Committee shall approve the selection, retention, compensation, or termination of the Auditor. In connection therewith, the Committee shall ensure receipt from the Auditor of a formal written statement delineating the terms of the relationship between the Auditor and the Fund and shall evaluate the independence of the Auditor in light of applicable regulations, SEC guidance and no-action letters and industry standards. During such evaluation, the Committee shall consider, among other things, whether the Auditor provides any consulting, audit or non-audit services to the investment adviser of the Fund or its control affiliates, and the Auditor’s specific representations as to its independence. The Auditor shall promptly report to the Committee any material matters bearing on its independence.

2.	The Committee shall meet with the Auditor, including private meetings, at least once a year and more often if necessary:

a.	to review the arrangements for and scope of the annual audit and any special audits;

b.	to review changes to the audit plan and other matters related to the conduct of the audit which are required to be communicated to the Committee;

c.	to review and discuss the results of the annual audit and the audited annual financial statements (including footnotes and the Auditor’s report) prior to dissemination to shareholders;

d.

to discuss the Fund’s critical accounting policies and practices and alternative treatments within generally accepted accounting principles of policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures, and the treatments preferred by the Auditor;

e.

to discuss any matters of concern relating to the financial statements or the audit, including any adjustments to such statements recommended by the Auditor, or other results of such audits and any significant accounting difficulties or disagreements between the Auditor and management;

f.	to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto;

g.	to review the form of opinion or report the Auditor proposes to render to the Board and the Fund’s members;

h.

to provide the Auditor the opportunity to provide to the Committee, on a timely basis, copies of any material written communication between the Auditor and management, such as any management letter, schedule of unadjusted differences or responses to recommendations made by the Auditor in connection with each audit;

i.

to review the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures, including the relevant internal controls and procedures of the service providers of the Fund;

j.	to discuss with the Auditor any relationships or services disclosed by the Auditor to the Committee that may impact the objectivity and independence of the Auditor;

k.	to receive periodic reports concerning regulatory changes and new accounting pronouncements that may significantly affect the value of the Fund’s assets and its financial reporting;

l.

to receive disclosure from the Auditor regarding services provided by the Auditor to the Fund, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Fund’s annual report, to receive an update, in the 90 day period before such filing, of any changes to the previously reported information; and

m.	to discuss with the Auditor any required communication as promulgated by the Securities and Exchange Commission and the Public Company Accounting Oversight Board.

3.

The Committee shall consider material questions of choice presented to the Committee by the Fund’s officers, the service providers or the Auditor, with respect to appropriate accounting principles and practices to be used in the preparation of the Fund’s financial statements;

4.

The Committee shall have the power, to the extent permitted by law, to inquire into any of the Fund’s financial matters. The Committee shall review with management and the Auditor, significant matters arising in the preparation of the annual financial statements and assess with the Auditor whether the financial statements reflect appropriate accounting policies. The questions suggested in Appendix A may be useful to the Committee in performing this review;

5.

The Committee shall inquire of management and the Auditor as to their procedures to assess the representation of securities valuations provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets;

6.

For securities valued at “fair value” as determined in good faith under procedures established by the Board, the Committee shall inquire as to Auditor’s conclusions as to reasonableness of procedures, management’s adherence to established “fair value” procedures, and adequacy of supporting documentation;

7.

The Committee shall review with the Auditor, among others, regulatory and other matters that may have a material impact on the Fund’s financial statements, related compliance policies, and programs, as well as reports received from regulators;

8.	The Committee shall review any disputes between the service providers, the Fund’s officers and the Auditor that arise in connection with the audits and/or preparation of the financial statements;

9.

The Committee shall inquire as to management’s and the Auditor’s views about how the Fund’s choices of accounting (including valuation policies) and tax principles and disclosure practices may affect shareholder and public views and attitudes about the Fund; and

10.

Discuss with the Fund’s officers the Fund’s major financial exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies.

Pre-Approval of Audit and Permitted Non-Audit Services

1.

Pre-Approval Requirements of the Fund. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the Auditor, including the fees associated with those services.

2.

Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre- approve any engagement of the Auditor to provide non-audit services to an investment adviser of the Fund or to any affiliate of such investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

3.

Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre- approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.

Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Fund’s audit any prohibited non-audit services for the Fund, any investment adviser, or any affiliates of the Fund or such investment adviser. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

Supervision of Management

The Committee shall meet with management of the Fund:

1.	to review the financial statements contained in the annual and semi-annual reports prior to dissemination to shareholders and the scope of the annual audit, including any related matters;

2.	to review any report associated with the certification required for periodic filings received from the President and Treasurer of the Fund;

3.	to receive periodic reports from management concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and its financial reporting;

4.	to review any compliance matter brought to the attention of the Committee; and

5.	to receive any comments from or matters brought to management’s attention by the staff of the Securities and Exchange Commission.

Audit Committee Financial Expert

At least annually, the Board shall determine whether one or more members of the Committee are an “audit committee financial expert,” as such term is defined by the U.S. Securities and Exchange Commission pursuant to rules adopted in connection with Section 407 of the Sarbanes-Oxley Act of 2002, and whether any such expert is not an “interested person” as defined by the 1940 Act. The Board shall authorize related disclosures concerning this matter. The designation of a person as an “audit committee financial expert” shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members.

GENERAL RESPONSIBILITIES

1.	The Committee shall:

a.	have the authority to authorize and oversee investigations into any matters within the Committee’s scope of responsibilities;

b.	consider such other matters as may be referred to it from time to time by the Board and report to the Board regularly and as requested on the performance of its responsibilities and findings;

c.

review this Audit Committee Charter on an annual basis, make any revisions to it as the Committee deems appropriate and consistent with the advice of counsel and propose such revisions for the approval of the full Board; and

d.	have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

2.	The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request.

3.	The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee.

QUALIFIED LEGAL COMPLIANCE COMMITTEE DUTIES

It is the authority and the responsibility of the Committee as the Fund’s Qualified Legal Compliance Committee (“QLCC”):

a.        to receive reports of evidence of a material violation by the Fund or any officer, director, employee or agent of the Fund of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a “Material Violation”);

b.        to the extent the QLCC deems appropriate, to inform the Fund’s President (“CEO”) of any report of evidence of a Material Violation, except in circumstances provided in applicable laws or regulations;

c.        to determine whether an investigation is necessary regarding any report of evidence of a Material Violation and, if the QLCC determines necessary or appropriate, to (i) notify the full Board, (ii) initiate an investigation, which may be conducted by the CEO or outside attorneys, and/or (iii) retain expert personnel;

d.        at the conclusion of the investigation, to the extent the QLCC deems appropriate, to (i) recommend that the issuer implement an appropriate response to evidence of a Material Violation, and/or (ii) inform the CEO and the Board of Directors of the results of the investigation and any remedial measures to be adopted;

e.        to take all other appropriate action as the QLCC may deem appropriate, including notifying the Securities and Exchange Commission, in the event the issuer fails in any material respect to implement any response that the QLCC has recommended; and

to adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation.

APPENDIX B: NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Governance and Nominating Committee Membership and Purposes

The Nominating and Corporate Governance Committee (the “Governance Committee”) of the Puerto Rico Residents Tax Free Family of Funds (the “Funds”) shall be composed solely of members of the Board of Directors of the Funds (“Board”) who are not “interested persons” of the Funds (“Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Governance Committee shall consist of at least three Independent Directors selected by the Board.

The primary purposes of the Governance Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board, and to consider and make recommendations relating to the compensation of Independent Directors.

Duties and Powers of the Governance Committee

1.

The Governance Committee shall coordinate with counsel to the Funds or to the Independent Directors to establish and carry out a process for an annual evaluation by the Board of the performance of the Board and its various committees. The Governance Committee shall report to the Board the findings and recommendations from these evaluations.

2.

The Governance Committee shall periodically review the composition of the Board and each committee thereof and the backgrounds and skill sets of the Board and committee members to determine whether it may be appropriate to recommend adding or removing Directors. The Governance Committee shall propose to the Board and the Independent Directors changes to the number of positions on the Board and each committee. The Governance Committee shall also review as it deems necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized and shall make recommendations to the Board on these matters.

3.

The Governance Committee shall recommend to the Independent Directors of the Funds the selection and nomination of candidates for Independent Directors, whether proposed to be appointed by the Board or to be elected by shareholders. The Governance Committee may consider recommendations for candidates from any source it deems appropriate. The Governance Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment advisers and other principal service providers. The Governance Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Governance Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Governance Committee shall consider the nature of and time involved in a candidate’s service on other boards in evaluating whether such service may impair the candidate’s ability to objectively and effectively serve on the Board, and the potential existence of material conflicts of interest. In the absence of contrary information, the Governance Committee is entitled to rely on answers provided in writing by a candidate to a Directors and Officers Questionnaire prepared by counsel to the Funds.

4.

The Governance Committee shall nominate candidates for the various committees for selection by the Board. In determining candidates’ qualifications for committee membership, the Governance Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the committee. The Governance Committee shall have the authority to establish policies concerning membership on all committees of the Funds, including rotation of membership and rotation of chairs.

5.

The Governance Committee shall review at least every two years the compensation paid to Independent Directors, including the appropriateness and amount of any special compensation for specific positions or services, and shall recommend any proposed changes in compensation to the Independent Directors as a group. If special board meetings are held during any year, the Governance Committee will determine whether additional compensation is appropriate on a case-by-case basis. The chair of the Governance Committee may propose an interim review of compensation.

6.	The Governance Committee shall review annually Directors and Officers/Errors and Omissions insurance matters and report its findings and recommendations to the Board.

7.	The Governance Committee shall coordinate the review of all committee charters annually (or more often, if necessary to meet regulatory requirements).

8.	The Governance Committee is empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

9.

The Governance Committee has the authority to retain, at the Funds’ expense, such advisers or experts, as the Governance Committee deems necessary or appropriate to fulfill its responsibilities. If the Governance Committee retains an adviser or, if any, expert, counsel to the Independent Directors shall notify the Independent Chair and the Funds’ Treasurer of the amount of the fees and expenses to be charged for the adviser’s expert’s services (or estimates thereof).

The Governance Committee shall review policy matters affecting the operation of the Board and Board committees no later than every two years and make such recommendations to the Board as deemed appropriate by the Governance Committee for the Board’s approval. As part of its review, the Governance Committee will consider whether the principles and practices have been, and are likely to continue to be, effective in enabling the Board to fulfill its responsibilities. The Governance Committee may also compare current practices to the expectations of shareholders; changes in the law or

10.	regulations; and the practices of other boards in the industry. The Governance Committee shall from time to time recommend to the Board any other policies concerning Board operations.

Operations of the Governance Committee

1.

The Governance Committee shall meet on a regular basis and at least annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Governance Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days’ notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week’s time.

2.

The Governance Committee shall ordinarily meet in person; however, members may attend telephonically, and the Governance Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws.

3.	The Governance Committee shall have the authority to meet privately and to admit non- members individually by invitation.

4.	The Governance Committee may select one of its members to be the chair and may select a vice chair.

5.

A majority of the members of the Governance Committee shall constitute a quorum for the transaction of business at any meeting of the Governance Committee. The action of a majority of the members of the Governance Committee present at a meeting at which a quorum is present shall be the action of the Governance Committee.

6.

Reliance on Third Parties – In discharging their duties the members of the Governance Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Funds whom the Governance Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Governance Committee member reasonably believes are within the person’s professional or expert competence; or (3) another Board committee.

The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Governance Committee shall review this Charter at least annually and recommend to the full Board any changes the Governance Committee deems appropriate.

APPENDIX C: ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board of Directors, the Board of Directors’ nominees, and certain Officers of the Fund are “participants” with respect to Board of Directors’ solicitation of proxies in connection with the Meeting (the “Participants”). The following sets forth certain information about the Participants.

Directors and Nominees

For more information on the names, present principal occupations and business addresses of the Fund’s Directors and Director Nominees who are Participants, please see “Proposal 1: To Elect Two (2) Directors of the Fund’s Board of Directors” beginning on page 8 of this Proxy Statement.

Officers

The only executive officers of the Fund who are Participants are Leslie Highley, Jr. and Javier Rubio. For information on the present principal occupations and business addresses of Leslie Highley, Jr. and Javier Rubio, please see “Proposal 1: To Elect Two (2) Directors of the Fund’s Board of Directors” beginning on page 8 of this Proxy Statement.

Information Regarding Ownership of the Fund’s Securities by Participants

For information on the number of the Fund’s securities beneficially owned by each Participant, please see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 22 of this Proxy Statement.

Except as described in this Proxy Statement, no Participant owns any securities of the Fund of record but not beneficially.

Information Regarding Transactions in the Fund’s Securities by Participants

None of the Participants purchased or sold any Shares during the period from October 4, 2019 through October 4, 2021.

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant:

1.	no Participant or associate of any Participant beneficially owns, directly or indirectly, any Shares or other securities of the Fund or any parent or subsidiary of the Fund;

2.

no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting other than an interest, if any, as a shareholder of the Fund or, with respect to a director nominee, as a nominee for director;

3.	no Participant has purchased or sold any securities of the Fund within the past two years; and

4.

no Participant or any of their respective associates has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party.

In addition, neither the Fund nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Fund’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Fund nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Fund or any of its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party, or (ii) a direct or indirect material interest in any transaction or series of similar transactions since July 1, 2020 or any currently proposed transactions, or series of similar transactions, in which the Fund or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Except as described in this Proxy Statement, other than a Director or executive officer acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.